Exhibit 21.2

Exelon Generation Company, LLC Subsidiary Listing

Affiliate	Jurisdiction of Formation
A/C Fuels Company	PA
A/C Power	MD
AgriWind LLC	IL
AgriWind Project L.L.C.	DE
Alta Devices, Inc.	DE
APS Constellation, LLC	DE
Astrum, Inc.	DE
AV Solar Ranch 1, LLC	DE
B & K Energy Systems, LLC	MN
BC Energy LLC	MN
Beebe Renewable Energy, LLC	DE
Bellevue Wind Energy, LLC	DE
Bennett Creek Windfarm, LLC	ID
BGE Home Products & Services, LLC	DE
Big Top, LLC	OR
Blue Breezes II, L.L.C.	MN
Blue Breezes, L.L.C.	MN
Braidwood 1 NQF, LLC	NV
Braidwood 2 NQF, LLC	NV
Breezy Bucks-I LLC	MN
Breezy Bucks-II LLC	MN
Butter Creek Power, LLC	OR
Byron 1 NQF, LLC	NV
Byron 2 NQF, LLC	NV
C3, LLC	DE
California PV Energy, LLC	DE
Calvert Cliffs Nuclear Power Plant, LLC	MD
Calvert Land Corporation	MD
Canton Crossing District Energy LLC	DE
Cassia Gulch Wind Park LLC	ID
Cassia Wind Farm LLC	ID
CCG SynFuel, LLC	DE
CD Empire I, Inc.	MD
CD Empire II, Inc.	MD
CD Malacha I, Inc.	MD
CD Mammoth Lakes I, Inc.	MD
CD Mammoth Lakes II, Inc.	MD
CD Panther I, Inc.	MD
CD Panther II, LLC	MD
CD Panther Partners, L.P.	DE
CD SEGS V, Inc.	MD
CD SEGS VI, Inc.	MD
CD Soda I, Inc.	MD
CD Soda II, Inc.	MD
CD Soda III, Inc.	MD
CD Soda SLR, Inc.	MD
CE Central Wayne Recovery Limited Partnership	MD

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CE Colver I, Inc.	MD
CE Colver II, LLC	DE
CE Colver III, Inc.	MD
CE Colver Limited Partnership	MD
CE Culm, Inc.	MD
CE FundingCo, LLC	DE
CE Long Valley I, Inc.	MD
CE Long Valley II, Inc.	MD
CE Long Valley Limited Partnership	MD
CE Nuclear, LLC	DE
CE Wayne I, Inc.	MD
CE Wayne II, Inc.	MD
Central Wayne Energy Recovery Limited Partnership	MD
CER Generation II, LLC	DE
CER Generation, LLC	DE
CER-Colorado Bend Energy LLC	DE
CER-Colorado Bend Energy Partners LP	DE
CER-Quail Run Energy LLC	DE
CER-Quail Run Energy Partners LP	DE
CEU Arkoma West, LLC	DE
CEU CHC, LLC	DE
CEU CoLa, LLC	DE
CEU Development, LLC	DE
CEU Eagle Ford, LLC	DE
CEU East Fort Peck, LLC	DE
CEU Fayetteville, LLC	DE
CEU Floyd Shale, LLC	DE
CEU Holdings, LLC	DE
CEU Huntsville, LLC	DE
CEU Kingston, LLC	DE
CEU Offshore I, LLC	DE
CEU Ohio Shale, LLC	DE
CEU Paradigm, LLC	DE
CEU Pinedale, LLC	DE
CEU Plymouth, LLC	DE
CEU Simplicity, LLC	DE
CEU Trenton, LLC	DE
CEU W&D, LLC	DE
Christoffer Transmission Systems, LLC	MN
Christoffer Wind Energy I LLC	MN
Christoffer Wind Energy II LLC	MN
Christoffer Wind Energy III LLC	MN
Christoffer Wind Energy IV LLC	MN
CII Oldco, LLC	MD
CII Solarpower I, Inc.	MD
Cisco Wind Energy LLC	MN
Clinton NQF, LLC	NV
CLT Energy Services Group, L.L.C.	PA
CNE Gas Holdings, LLC	KY
CNE Gas Supply, LLC	DE
CNEG Holdings, LLC	DE
CNEGH Holdings, LLC	DE

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Cogenex Corporation	MA
CoLa Resources LLC	DE
Conemaugh Fuels, LLC	DE
Consert, Inc.	DE
Constellation Alliance II, LP	TX
Constellation Alliance, LLC	DE
Constellation Bulk Energy Holdings, Inc.	Marshall Islands
Constellation Energy Canada, Inc.	Ontario
Constellation Energy Commodities Group Limited	U.K.
Constellation Energy Commodities Group Maine, LLC	DE
Constellation Energy Commodities Group Massachusetts, LLC	DE
Constellation Energy Commodities Group New Hampshire, LLC	DE
Constellation Energy Commodities Group, Inc.	DE
Constellation Energy Control and Dispatch, LLC	DE
Constellation Energy Gas Choice, Inc.	DE
Constellation Energy Nuclear Group, LLC	MD
Constellation Energy Partners Holdings, LLC	DE
Constellation Energy Power Choice, Inc.	DE
Constellation Energy Projects & Services Group Advisors, LLC	DE
Constellation Energy Projects and Services Canada, Inc.	Federal
Constellation Energy Resources, LLC	DE
Constellation Green Energy, LLC	MD
Constellation Holdings, LLC	MD
Constellation International Holdings, Inc.	Marshall Islands
Constellation Investments, Inc.	MD
Constellation Mystic Power, LLC	DE
Constellation New Nuclear, LLC	DE
Constellation NewEnergy - Gas Division, LLC	KY
Constellation NewEnergy Canada Inc.	Ontario
Constellation NewEnergy Holding, LLC	DE
Constellation NewEnergy, Inc.	DE
Constellation Nuclear Power Plants, LLC	DE
Constellation Nuclear, LLC	DE
Constellation Operating Services	CA
Constellation Operating Services International	Cayman Islands
Constellation Operating Services International - I	Cayman Islands
Constellation Operating Services, LLC	MD
Constellation Power International Development, Ltd.	Cayman Islands
Constellation Power Source Generation, Inc.	MD
Constellation Power, Inc.	MD
Constellation Real Estate Group, Inc.	MD
Constellation Real Estate, Inc.	MD
Constellation Sacramento Holding, LLC	DE
Constellation Solar Arizona, LLC	DE
Constellation Solar California, LLC	DE
Constellation Solar Connecticut, LLC	DE
Constellation Solar DC, LLC	DE
Constellation Solar Federal, LLC	DE
Constellation Solar Holding, LLC	DE

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Constellation Solar Horizons Holding, LLC	DE
Constellation Solar Horizons, LLC	DE
Constellation Solar Maryland II, LLC	DE
Constellation Solar Maryland, LLC	DE
Constellation Solar Massachusetts, LLC	DE
Constellation Solar Net Metering, LLC	DE
Constellation Solar New Jersey II, LLC	DE
Constellation Solar New Jersey III, LLC	DE
Constellation Solar New Jersey, LLC	DE
Constellation Solar Ohio, LLC	DE
Constellation Solar, LLC	DE
COSI A/C Power, Inc.	MD
COSI Central Wayne, Inc.	MD
COSI Sunnyside, Inc.	MD
COSI Synfuels, Inc.	MD
COSI Ultra II, Inc.	MD
COSI Ultra, Inc.	MD
Cow Branch Wind Power, L.L.C.	MS
CP II Curacao Ltd.	Cayman Islands
CP Sunnyside I, Inc.	MD
CP Synfuels Investor, Inc.	MD
CP Synfuels Investor, LLC	MD
CP Windfarm, LLC	MN
CPI OldCo, Inc.	MD
CR Clearing, LLC	MS
CRE OldCo, Inc.	MD
CREG OldCo, Inc.	MD
Criterion Power Partners, LLC	DE
DAJAW Transmission LLC	MN
Denver Airport Solar, LLC	DE
DL Windy Acres, LLC	MN
Dresden 1 NQF, LLC	NV
Dresden 2 NQF, LLC	NV
Dresden 3 NQF, LLC	NV
Elbridge Wind Farm, LLC	DE
ENEH Services, LLC	DE
Energy Capital and Services II, Limited Partnership	MA
Energy Performance Services, Inc.	PA
Ewington Energy Systems LLC	MN
Exelon AOG Holding #1, Inc.	DE
Exelon AOG Holding #2, Inc	DE
Exelon AVSR Holding, LLC	DE
Exelon AVSR, LLC	DE
Exelon Edgar, LLC	DE
Exelon Framingham Development, LLC	DE
Exelon Framingham, LLC	DE
Exelon Generation Acquisitions, LLC	DE
Exelon Generation Consolidation, LLC	NV
Exelon Generation Finance Company, LLC	DE
Exelon Generation International, Inc.	PA
Exelon Hamilton LLC	DE
Exelon International Commodities, LLC	DE

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Exelon New Boston, LLC	DE
Exelon New England Development, LLC	DE
Exelon New England Holdings, LLC	DE
Exelon New England Power Marketing, Limited Partnership	DE
Exelon Nuclear Partners International S.a r.l.	Luxembourg
Exelon Nuclear Partners, LLC	DE
Exelon Nuclear Security, LLC	DE
Exelon Nuclear Texas Holdings, LLC	DE
Exelon Peaker Development General, LLC	DE
Exelon Peaker Development Limited, LLC	DE
Exelon PowerLabs, LLC	PA
Exelon SHC, LLC	DE
Exelon Solar Chicago LLC	DE
Exelon West Medway Development, LLC	DE
Exelon West Medway Expansion, LLC	DE
Exelon West Medway, LLC	DE
Exelon Wind 1, LLC	TX
Exelon Wind 10, LLC	TX
Exelon Wind 11, LLC	TX
Exelon Wind 2, LLC	TX
Exelon Wind 3, LLC	TX
Exelon Wind 4, LLC	TX
Exelon Wind 5, LLC	TX
Exelon Wind 6, LLC	TX
Exelon Wind 7, LLC	TX
Exelon Wind 8, LLC	TX
Exelon Wind 9, LLC	TX
Exelon Wind Canada Inc.	Canada
Exelon Wind, LLC	DE
Exelon Wyman, LLC	DE
ExTex LaPorte Limited Partnership	TX
ExTex Retail Services Company, LLC	DE
FloDesign	DE
Four Corners Windfarm, LLC	OR
Four Mile Canyon Windfarm, LLC	OR
Frontier I, L.P.	DE
Fuel Recovery, Inc.	PA
G-Flow Wind, LLC	MN
Grande Prairie Generation, Inc.	Alberta
Green Acres Breeze, LLC	MN
Greensburg Wind Farm, LLC	DE
Guatemalan Generating Group - I	Cayman Islands
Handsome Lake Energy, LLC	MD
Harvest II Windfarm, LLC	DE
Harvest Windfarm, LLC	MI
High Mesa Energy, LLC	ID
High Plains Wind Power, LLC	TX
Holyoke Solar, LLC	DE
Hot Springs Windfarm, LLC	ID
Inter-Power/Ahlcon Partners Limited Partnership	DE
K & D Energy LLC	MN
KC Energy LLC	MN

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Keystone Fuels, LLC	DE
KSS Turbines LLC	MN
La Salle 1 NQF, LLC	NV
La Salle 2 NQF, LLC	NV
Las Vegas District Energy, LLC	DE
Latin American Power Partners Limited	Cayman Islands
Lilly Recovery, Inc.	PA
Limerick 1 NQF, LLC	NV
Limerick 2 NQF, LLC	NV
Loess Hills Wind Farm, LLC	MS
Low Country Synfuel Holdings, LLC	DE
Luz Solar Partners Ltd., IV	CA
Luz Solar Partners Ltd., V	CA
Luz Solar Partners Ltd., VI	CA
Malacha Hydro Limited Partnership	MD
Mammoth Power Associates, L.P.	CA
Maple Coal Company	PA
Marshall Wind 1, LLC	MN
Marshall Wind 2, LLC	MN
Marshall Wind 3, LLC	MN
Marshall Wind 4, LLC	MN
Marshall Wind 5, LLC	MN
Marshall Wind 6, LLC	MN
Michigan Wind 1, LLC	DE
Michigan Wind 2, LLC	DE
Michigan Wind 3, LLC	DE
Minnesota Breeze, LLC	MN
Mountain Top Wind Power, LLC	MD
MXENERGY (CANADA) LTD.	Nova Scotia
MxEnergy Holdings Inc.	DE
Nine Mile Point Nuclear Station, LLC	DE
North Shore District Energy, LLC	DE
NuStart Energy Development, LLC	DE
Old Hickory District Energy, LLC	DE
Onyx Realty Development Corporation	DE
Oregon Trail Windfarm, LLC	OR
Outback Solar, LLC	OR
Oyster Creek NQF, LLC	NV
Pacific Canyon Windfarm, LLC	OR
Palmetto Synfuel Operating Company, LLC	DE
Panther Creek Holdings, Inc.	DE
Panther Creek Partners	DE
Peach Bottom 1 NQF, LLC	NV
Peach Bottom 2 NQF, LLC	NV
Peach Bottom 3 NQF, LLC	NV
Pegasus Power Company, Inc.	CA
Pegasus Power Partners, a California Limited Partnership	CA
Pinedale Energy, LLC	CO
Prairie Wind Power LLC	MN
Quad Cities 1 NQF, LLC	NV
Quad Cities 2 NQF, LLC	NV
R.E. Ginna Nuclear Power Plant, LLC	MD

6 of 7

Residential Solar Holding, LLC	DE
Residential Solar I, LLC	DE
Residential Solar II, LLC	DE
Residential Solar III, LLC	DE
River Bend I, L.L.C.	DE
Roadrunner-I LLC	MN
S & P Windfarms, LLC	MN
Sacramento PV Energy, LLC	DE
Safe Harbor Water Power Corporation	PA
Salem 1 NQF, LLC	NV
Salem 2 NQF, LLC	NV
Salty Dog-I LLC	MN
Salty Dog-II LLC	MN
Sand Ranch Windfarm, LLC	OR
Shane’s Wind Machine LLC	MN
Shooting Star Wind Project, LLC	DE
Star Electricity, Inc.	TX
Sunbelt I, L.L.C.	DE
Sunnyside Cogeneration Associates	UT
Sunnyside Generation, LLC	DE
Sunnyside II, Inc.	DE
Sunnyside II, L.P.	DE
Sunnyside III, Inc.	DE
Sunnyside Properties, LLC	UT
Sunset Breeze, LLC	MN
Tamuin International, Inc.	DE
TEG Holdings, LLC	DE
The Proprietors of the Susquehanna Canal	MD
Threemile Canyon Wind I, LLC	OR
Titan STC, LLC	DE
TMI NQF, LLC	NV
Tuana Springs Energy, LLC	ID
W&D Gas Partners, LLC	DE
Wagon Trail, LLC	OR
Wally’s Wind Farm LLC	MN
Ward Butte Windfarm, LLC	OR
Water & Energy Savings Company, LLC	DE
Whitetail Wind Energy, LLC	DE
Wildcat Finance, LLC	DE
Wildcat Wind LLC	NM
Wind Capital Holdings, LLC	MS
Windy Dog-1 LLC	MN
Wolf Hollow I, L.P.	DE
Wolf Wind Enterprises, LLC	MN
Wolf Wind Transmission, LLC	MN
Zion 1 NQF, LLC	NV
Zion 2 NQF, LLC	NV

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